Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Schedule of Other Liabilities [Abstract]
Schedule of other liabilities
	Note	December 31, 2021	December 31, 2022
		RMB	RMB

Guarantee repayments from sales partner	(i)	259,439,715	416,698,397
Guarantee liabilities	(ii)	3,182,958	230,867,505
Settlement and clearing accounts	(iii)	74,255,253	135,652,186
Other tax payables	(iv)	70,756,236	74,985,486
Collaboration cost payable	(v)	59,554,661	50,393,275
Customer pledged deposits	(vi)	40,363,129	39,296,162
Receipt in advance	(vii)	53,125,074	35,645,384
Amounts due to third parties		216,526,655	18,591,226
Accrued expenses	(viii)	5,773,392	16,486,002
Others	(ix)	2,784,212	9,855,045

Total		785,761,285	1,028,470,668

(i)	Under the collaboration model, sales partners are required to provide a certain level of guarantee of repayment for loans recommended. Guarantee repayments from sales partner mainly consist of repayments collected from sales partners who exercise the guarantee, and those repayments will be returned to trust company. In accordance with the Company’s PRC subsidiaries’ articles of associate, the subsidiaries are required to appropriate 10% of their net incomes, upon approval by board of directors.

(ii)	In 2021, the Group started to cooperate with a third-party guarantee company, Guangzhou Nanfeng, that directly provides guarantee services to commercial banks. According to relevant financial guarantee arrangements, Guangzhou Nanfeng will fulfil its obligations to purchase defaulted loans. However, the Group is required to provide deposits and replenish such deposits from time to time to Guangzhou Nanfeng for its obligations of purchasing defaulted loans. Effectively, the Group provides back-to-back guarantee to Guangzhou Nanfeng and takes on all of the credit risk of the borrowers. These financial guarantee contracts are accounted for as guarantee liabilities under ASC 460, Guarantees.

As of December 31, 2022, maximum potential undiscounted future payment that the Group would be required to make was RMB2,450.37 million. The initial term of the guarantee liabilities is the same as the term of loans facilitated under the arrangements with commercial banks, which ranges from 1 year to 10 years, as of December 31, 2022. The remaining term of the guarantee liabilities range from 1 year to 10 years as of December 31, 2022.

(iii)	The Group transferred loans to third party investors and recorded these transactions as sales in Note 5(c). After the transfer, the contract terms related to payment proceeds from the loans remain the same: The Group collects payments of loans and then disburses the proceeds from the relevant loans to third-party transferees.

(iv)	Other tax payables mainly represent value-added tax and surcharges payables.

(v)	As mentioned in Note 21, the Group will pay collaboration cost to the sales partners who introduce prospective borrowers to the Group. The collaboration cost for sales partners is a fixed percentage of the loan principal amount and is calculated by subtracting the project cost from interest and fees income received from borrowers.

(vi)	Customer pledged deposits mainly consist of the deposits collected from certain customers to reduce the risk of failure to make payments on schedule.

(vii)	Receipt in advance consists of advance for interest and financing service fees on loans and down payments of loans held-for-sale by loan transferees.

(viii)	Accrued expenses mainly consist of promotional costs relating to building the collaboration model and expenses payable to consultants such as the auditor and lawyer.

(ix)	Other liabilities are expected to be settled or recognized as income within one year or are repayable on demand.